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                                                                   EXHIBIT 10.2



                           FITTINGS FACILITY SUBLEASE

                  THIS SUBLEASE is made and entered into as of this 9th day of May, 2003, by and between Metaldyne Company LLC, a Delaware limited liability company ("LANDLORD"), and Fittings Products Co., LLC, a Delaware limited liability company ("TENANT").

1.       DEFINITIONS.

A. Premises: That certain land (the "LAND") situated in the City of Livonia, County of Wayne and State of Michigan and more particularly described in Annex 1 attached hereto, together with a building containing approximately 60,390 square feet (the "BUILDING") and all other existing and future improvements and rights described in the Prime Lease as the "DEMISED PREMISES."

B. Tenant's Address (for notices): 39400 Woodward Avenue, Suite 130, Bloomfield Hills, MI 48304.

C. Landlord's Address (for notices): 47603 Halyard Drive, Plymouth, Michigan 48170, Attn: Chief Financial Officer.

D. Prime Landlord: Kojaian MD Livonia, L.L.C.

E. Prime Landlord's Address (for notices): c/o Kojaian Management Corporation, 39400 Woodward Avenue, Suite 250, Bloomfield Hills, Michigan 48304, Attn: C. Michael Kojaian.

F. Prime Lease and all amendments thereto: Lease dated, January 23, 2002, by and between Prime Landlord and Landlord, and all amendments, amendments and restatements and supplements thereto, in accordance with the provisions of this Sublease.

G. Master Lease: That certain Master Lease Agreement referenced in the Prime Lease, as amended by that certain Amendment to Master Lease Agreement, dated June 6, 2002, and all further amendments, amendments and restatements and supplements thereto, in accordance with the provisions of this Sublease.

H. Term: For the remainder of the term of the Prime Lease (including all renewal terms exercised pursuant to the provisions of the Prime Lease), minus one (1) day.

I. Commencement Date: The Effective Time (as defined in the Asset Purchase Agreement).

J. Termination Date: One (1) day less than the term of the Prime Lease, including all renewal terms exercised pursuant to the terms and conditions of this Sublease.

K. Rent: The "RENT," as defined in the Prime Lease, and all other payment obligations of the Landlord under the Prime Lease including but not limited to,
(i) the asset management fee described in Section (a)(i) of the Prime Lease and
(ii) the obligation to pay Taxes and utilities as described in Section 5 of the Prime Lease.

L. Payee of Rent: The Prime Landlord.

M. Address for Payment of Rent: c/o Kojaian Management Corporation, 39400 Woodward Avenue, Suite 250, Bloomfield Hills, Michigan 48304, Attn: C. Michael Kojaian.

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N. Security Deposit: Forty Three Thousand Five Hundred and Three 00/100 Dollars
($43,503.00) in the form of cash or a letter of credit issued by an "APPROVED BANK" as defined in the Prime Lease.

O. Tenant's Use: All uses permitted by the Prime Lease.

P. Asset Purchase Agreement: The Asset Purchase Agreement, dated as of May 9, 2003, by and among Trimas Corporation, Metaldyne Corporation and Metaldyne Company LLC.

Q. Losses: Any and all damages, losses, deficiencies, Liabilities, obligations, penalties, judgments, settlements, claims, payments, fines, interest, costs and expenses (including, without limitation, the costs and expenses of any and all Actions (as defined in the Asset Purchase Agreement) and demands, assessments, judgments, settlements and compromises relating thereto and the reasonable costs and expenses of attorneys', accountants', consultants' and other professionals' fees and expenses incurred in the investigation or defense thereof or the enforcement of rights hereunder), including direct and consequential damages, but excluding punitive damages (other than punitive damages awarded to any third party against an Indemnified Party or a Tenant Indemnified Party).

R. Liabilities: Any and all indebtedness, liabilities or obligations, whether accrued, fixed or contingent, mature or inchoate, known or unknown, reflected on a balance sheet or otherwise, including, but not limited to, those arising under any law, rule, regulation, Action (as defined in the Asset Purchase Agreement), order, injunction or consent decree of any Governmental Authority (as defined in the Asset Purchase Agreement) or any judgment of any court of any kind or any award of any arbitrator of any kind, and those arising under any contract, commitment or undertaking.

2. PRIME LEASE. Landlord is the tenant under the Prime Lease identified in
Section 1(F), bearing the date specified in Section 1(F). Landlord represents and warrants to Tenant that (a) Landlord has delivered to Tenant a full and complete copy of the Prime Lease, the Master Lease and all amendments thereto, and all other agreements between Prime Landlord and Landlord relating to the leasing, use and occupancy of the Premises, (b) the Prime Lease is, as of the date hereof, in full force and effect and (c) no event of default has occurred under the Prime Lease and, to Landlord's knowledge, no event has occurred and is continuing which would constitute an event of default but for the requirement of the giving of notice and/or the expiration of the period of time to cure.

3. SUBLEASE. Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of the Tenant to be performed, hereby subleases to the Tenant, and the Tenant accepts from the Landlord the Premises identified in Section 1(A).

4. TERM AND TERMINATION.

A. The Term of this Lease is identified in Section 1(H). The Commencement Date is identified in Section 1(I). The Termination Date is identified in Section 1(J).

B. This Lease shall terminate in the event of the termination of the Prime
Lease.

5. POSSESSION. Landlord agrees to deliver possession of the Premises on or before the Commencement Date in its condition as of the execution and delivery hereof, reasonable wear and tear excepted. Landlord has made no representations or warranties with respect to the condition of the Premises and Tenant acknowledges that it is leasing the Premises in its "AS IS" condition.

6. TENANT'S USE. The Premises shall be used and occupied only for the Tenant's Use set forth in Section 1(O).

7. RENT. Beginning on the Commencement Date, Tenant agrees to pay the Rent set forth in Section 1(K) to the Payee specified in Section 1(L),at the address specified in Section 1(M), or to such other payee (which shall be


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the Landlord or its nominee) or at such other address as may be designated by notice in writing from Landlord to Tenant, without prior demand therefor and without any deduction or setoff whatsoever. During the Term hereof, Rent shall be paid in accordance with the Prime Lease. Tenant's covenant to pay Rent is independent of every other covenant in this Sublease. If Rent is not paid when due, Tenant shall pay, relative to the delinquent payment, an amount equal to the sum which would be payable by Landlord to Prime Landlord for an equivalent default under the Prime Lease. If any installment of Rent provided for herein is not paid when due, Tenant shall pay any late charge or interest obligation required to be paid by Landlord under the Prime Lease.

8. UTILITIES AND SERVICES. Landlord shall not be responsible for providing Tenant with any utilities or services to the Premises. The Premises shall be provided utilities and services as set forth in the Prime Lease.

9. TENANT'S OBLIGATIONS. Tenant shall at all times perform each and every obligation of Landlord under the Prime Lease during the entire Term of this Sublease and shall promptly notify Landlord of any material failure to so perform.

10. QUIET ENJOYMENT. Landlord represents that is it has full power and authority to enter into this Sublease. So long as Tenant is not in default in the performance of its covenants and agreements in this Sublease, Tenant's quiet and peaceable enjoyment of the Premises shall not be disturbed or interfered with by Landlord, or by any person claiming by, through, or under Landlord.

11. TENANT'S INSURANCE. Tenant shall procure and maintain, at its own cost and expense, such liability insurance (including commercial general liability, business automobile liability, workers' compensation and employer's liability) as is required to be carried by Landlord under the Prime Lease, naming Landlord, Prime Landlord and Prime Landlord's mortgagee, as additional insureds (except as to Workers' Compensation and Employer's Liability), and in accordance with the requirements of the Prime Lease. Tenant shall also maintain such commercial property insurance, boiler and machinery insurance and business interruption insurance as is required to be maintained by Landlord under the Prime Lease, naming Prime Landlord and its mortgagee as loss payees, where required, and in accordance with the requirements of the Prime Lease. To the extent the Prime Lease requires Landlord to insure leasehold improvements, then Tenant shall insure such leasehold improvements as are currently located in the Premises, as well as leasehold improvements in the Premises made by Tenant. Tenant shall furnish to Landlord certificates or evidence of insurance (as applicable) of insurance required hereunder prior to Tenant taking possession of the Premises. Landlord and Tenant each agree to include in any of their "special form" (or other property and casualty) insurance policies the agreement of the issuer thereof that such policy shall not be invalidated by a waiver of claims by the insured against the Landlord or Tenant, as the case may be, and each will furnish evidence thereof to the other. Landlord and Tenant each hereby waive any claim against the other for any loss resulting from any cause, including the negligence of the other, to the extent of the insurance proceeds available therefore or required to be available by the terms of this Sublease.

12. ASSIGNMENT OR SUBLETTING.

A. To the extent provided under the Prime Lease, Tenant shall not (i) assign, convey, mortgage or hypothecate this Sublease or any interest under it, (ii) allow any transfer thereof or any lien upon Tenant's interest by operation of law, (iii) further sublet the Premises or any part thereof or (iv) permit the occupancy of the Premises or any part thereof by anyone other than Tenant. Landlord's consent to an assignment of this Sublease or a further sublease of the Premises shall not be unreasonably withheld, conditioned or delayed, and if Landlord consents thereto, Landlord shall use reasonable efforts to obtain the consent of Prime Landlord if such consent is required to be obtained under the Prime Lease. Any cost of obtaining Prime Landlord's consent shall be borne by Tenant.

B. Notwithstanding the provisions of subsection (A) of this Section 12, and only to the extent permitted under Section 13 of the Prime Lease, Tenant may assign its interests herein or further sublet the Premises or any portion thereof, without Landlord's consent and without providing any additional rent to Landlord, to any entity which, at the time of the initial assignment or sublease, controls, is controlled by or is under common control with Tenant, or




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any entity resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all or substantially all the assets or capital stock of Tenant, in any such case as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Tenant under this Sublease in an agreement delivered to Landlord.

C. No permitted assignment shall be effective and no permitted sublease shall commence unless and until any default by Tenant hereunder shall have been cured. No permitted assignment or subletting shall relieve Tenant from Tenant's obligations and agreements hereunder and Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made.

13. MAINTENANCE AND REPAIRS. During the Term hereof, all obligations of Landlord under the Prime Lease for the maintenance, repair and/or replacement of any portion of the Premises shall be the responsibility of the Tenant.

14. FIRE OR CASUALTY OR EMINENT DOMAIN. In the event of a fire or other casualty affecting the Premises, or of a taking of all or a part of the Building or Premises under the power of eminent domain, Landlord shall not exercise any right which may have the effect of terminating the Prime Lease without first obtaining the prior written consent of Tenant. In the event Landlord is entitled, under the Prime Lease, to a rent abatement as a result of a fire or other casualty or as a result of a taking under the power of eminent domain, then Tenant shall be entitled to such rent abatement. If the Prime Lease imposes on Landlord the obligation to repair or restore leasehold improvements or alterations, Tenant shall be responsible for the repair or restoration of such leasehold improvements or alterations.

15. ALTERATIONS. Tenant may make any alterations in or additions or improvements to the Premises ("ALTERATIONS"), but only after obtaining Landlord's and Prime Landlord's written consent if and to the extent such consent is required to be obtained by Landlord under the Prime Lease. Tenant shall make Alterations in compliance with all of the covenants of Landlord contained in the Prime Lease pertaining to the performance of such Alterations. In addition, Tenant shall indemnify, defend and hold harmless Landlord against liability, loss, cost, damage, liens and expense imposed on Landlord arising out of the performance of Alterations by Tenant.

16. SURRENDER. Upon the expiration of this Sublease, or upon the termination of the Sublease or of the Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with all improvements thereon, only to the extent required under the Prime Lease, to Landlord in the condition required under the Prime Lease and pursuant to the requirements of the Prime Lease, including the removal of any alterations made by Landlord or Tenant, to the extent Prime Landlord requires their removal.

17. REMOVAL OF TENANT'S PROPERTY. Upon the expiration of this Sublease, Tenant shall remove Tenant's articles of personal property incident to Tenant's business ("TRADE FIXTURES"); provided, however, that Tenant shall repair any injury or damage to the Premises which may result from such removal, and shall restore the Premises to the same condition as prior to the installation thereof. If Tenant does not remove Tenant's Trade Fixtures from the Premises prior to the expiration or earlier termination of the Term, Landlord may, at its option, remove the same (and repair any damage occasioned thereby and restore the Premises as aforesaid) and dispose thereof or deliver the same to any other place of business of Tenant, or warehouse the same, and Tenant shall pay the cost of such removal, repair, restoration, delivery or warehousing to Landlord on demand, or Landlord may treat said Trade Fixtures as having been conveyed to Landlord with this Sublease as a bill of sale, without further payment or credit by Landlord to Tenant.

18. HOLDING OVER. Tenant shall have no right to occupy the Premises or any portion thereof after the expiration of this Sublease or after termination of this Sublease or of Tenant's right to possession in consequence of an Event of Default hereunder. In the event Tenant or any party claiming by, through or under Tenant holds over, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary, and Tenant shall pay to Prime Landlord a daily occupancy charge equal to five percent (5%) of the Basic Rental (as defined in the Prime Lease) for the last lease year (plus all other charges payable by Tenant under this Sublease) from each



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day from the expiration or termination of this Sublease until the date the
Premises are delivered in the condition required herein, and Landlord's right to damages for such illegal occupancy shall survive

19. ENCUMBERING TITLE. Tenant shall not do any act which shall in any way encumber the title of Prime Landlord in and to the Premises, nor shall the interest or estate of Prime Landlord or Landlord be in any way subject to any claim by way of lien or encumbrance, whether by operation of law, by virtue of any express or implied contract by Tenant or by reason of any other act or omission of Tenant. Any claim to, or lien upon the Premises arising from any act or omission of Tenant shall accrue only against the subleasehold estate of Tenant and shall be subject and subordinate to the paramount title and rights of Prime Landlord in and to the Premises and the interest of Landlord in the Premises leased pursuant to the Prime Lease. Without limiting the generality of the foregoing, Tenant shall not permit the Premises to become subject to any mechanic's or other lien, charge or order for the payment of money filed against Landlord or Prime Landlord as a result of any act or omission of Tenant; provided, however, that if so permitted under the Prime Lease, Tenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien; provided further, however, that Tenant shall, at its own cost and expense, cause the same to be discharged of record or bonded within thirty (30) days after written notice from Landlord or Prime Landlord to Tenant of the filing thereof; and Tenant shall indemnify and save and hold harmless Landlord, and if so required by the Prime Lease, Prime Landlord, against and from all costs, liabilities, suits, penalties, claims and demands, including reasonable attorneys' fees, resulting therefrom.

20. INDEMNITY.

A. Tenant agrees to indemnify, forever save and hold Landlord and each of Landlord's agents, contractors, licensees, employees, managers, members, directors, officers, partners, trustees and invitees (collectively, the "INDEMNIFIED PARTIES;" each, an "INDEMNIFIED PARTY") harmless from and against any and all Losses which any Indemnified Party may suffer or incur arising out of or in connection with this Sublease, including, without limitation, (i) Tenant's failure to comply with the provisions of this Sublease; (ii) Tenant's or Tenant's employees' or Tenant's successors or assigns use of the Premises;
(iii) the conduct of Tenant's business, any activity, work or things done, permitted or suffered by Tenant, its agents, contractors, licensees, employees, directors, officers, partners, trustees, successors or assigns (other than work performed by Landlord) in or about the Premises or the Building (as defined in the Prime Lease); (iv) Tenant's employees nonobservance or nonperformance or any statute, law, ordinance, rule or regulation; (v) any negligence or other wrongful act or omission on the part of Tenant or any of its agents, contractors, licensees, employees, directors, officers, partners, trustees, successors or assigns or (vii) any accident, injury or damage to any person or property occurring in, on or about the Premises or any part thereof during the Term of this Sublease, except to the extent caused by the negligence or willful misconduct of any Indemnified Party.

B. Landlord agrees to indemnify, forever save and hold Tenant and each of Tenant's agents, contractors, licensees, employees, managers, members, directors, officers, partners, trustees and invitees (collectively, the "TENANT INDEMNIFIED PARTIES;" each, a "TENANT INDEMNIFIED PARTY") harmless from and against any and all Losses which any Tenant Indemnified Party may suffer or incur arising out of, (i) Landlord's failure to comply with the provisions of this Sublease; (ii) Landlord's employees nonobservance or nonperformance of any statute, law, ordinance, rule or regulation; (iii) any negligence or other wrongful act or omission on the part of Landlord or any of its agents, contractors, licensees, employees, directors, officers, partners, trustees, successors or assigns or (iv) any accident, injury or damage to any person or property occurring in, on or about the Premises or any part thereof during the term of this Sublease to the extent caused by the negligence or willful misconduct of Landlord (with respect to a claim against Tenant).

C. The parties hereto acknowledge and agree that any claim for indemnification hereunder and the obligations owed to the Indemnified Party or the Tenant Indemnified Party, as the case may be, shall be subject to the provisions of Sections 9.2 and 9.3 of the Asset Purchase Agreement.

21. LANDLORD'S RESERVED RIGHTS. Landlord shall have the same access rights as Prime Landlord under the Prime Lease.

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22. DEFAULTS. Tenant agrees that any one or more of the following events shall be considered Events of Default as said term is used herein:

A. Tenant shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Tenant asking reorganization of Tenant under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any State, shall be entered, and any such decree or judgment or order shall not have been vacated or stayed or set aside within ninety (90) days from the date of the entry or granting thereof; or

B. Tenant shall file any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws now or hereafter amended, or Tenant shall institute any proceedings for relief of Tenant under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

C. Tenant shall make any assignment for the benefit of creditors or shall file an answer admitting or fail timely to contest or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its properties; or

D. Tenant shall admit in writing its inability to pay its debts as they become due; or

E. A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated, stayed or set aside within ninety (90) days from the date of entry or granting thereof; or

F. Tenant shall default in any payment of Rent required to be made by Tenant hereunder when due as herein provided and such default shall continue for more than ten (10) days after notice thereof in writing to Tenant; or

G. Tenant shall default in securing insurance or in providing evidence of insurance as set forth in Section 11 of this Sublease or shall default with respect to lien claims as set forth in Section 19 of this Sublease and either such default shall continue for fifteen (15) days after notice thereof in writing to Tenant; or

H. Tenant shall, by its act or omission to act, cause a default under the Prime Lease and such default shall not be cured within the time, if any, permitted for such cure under the Prime Lease; or

I. Tenant shall default in any of the other covenants and agreements herein contained to be kept, observed and performed by Tenant, and such default shall continue for thirty (30) days after notice thereof in writing to Tenant, and Tenant shall not within such 30-day period commence with due diligence and dispatch the curing of such default or having so commenced, shall thereafter fail or neglect to prosecute or complete with due diligence and dispatch the curing of such default.

23. REMEDIES. Upon the occurrence of any one or more Events of Default, Landlord may exercise any remedy against Tenant which Prime Landlord may exercise for default by Landlord under the Prime Lease.

24. NOTICES AND CONSENTS. All notices, demands, requests, consents or approvals which may or are required to be given by either party to the other shall be in writing and shall be deemed given when received or refused if sent by United States registered or certified mail, postage prepaid, return receipt requested or if sent by overnight commercial courier service (a) if to Tenant, addressed to Tenant at the address specified in Section 1(B) or at such other place as Tenant may from time to time designate by notice in writing to Landlord or (b) if for Landlord, addressed to Landlord at the address specified in Section 1(C) or at such other place as Landlord may from time to time designate by notice in writing to Tenant. Each party agrees to promptly deliver a copy of each notice, demand, request, consent or approval from such party to Prime Landlord and promptly to deliver to the other party a copy of any notice, demand, request, consent or approval received from Prime Landlord. Such copies shall be delivered by overnight commercial courier.

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25. PROVISIONS REGARDING SUBLEASE. This Sublease and all the rights of parties hereunder are subject and subordinate to the Prime Lease. Each party agrees that it will not, by its act or omission to act, cause a default under the Prime Lease. In furtherance of the foregoing, the parties hereby confirm, each to the other, that it is not practical in this Sublease agreement to enumerate all of the rights and obligations of the various parties under the Prime Lease and specifically to allocate those rights and obligations in this Sublease agreement. Accordingly, in order to afford to Tenant the benefits of this Sublease and of those provisions of the Prime Lease which by their nature are intended to benefit the party in possession of the Premises, and in order to protect Landlord against a default by Tenant which might cause a default or event of default by Landlord under the Prime Lease:

A. To the extent Prime Landlord requires payment directly from Landlord and provided Tenant timely pays all Rent when and as due under this Sublease, Landlord shall pay, when and as due, any and all base rent, additional rent and other charges payable by Landlord to Prime Landlord to the extent required under the Prime Lease.

B. Landlord shall promptly provide Tenant with copies of all notices received by Landlord under the Prime Lease from Prime Landlord or its mortgagee.

C. Except as otherwise expressly provided for herein, during the Term hereof Tenant shall perform all affirmative covenants of Landlord under the Prime Lease and shall refrain from performing any act which is prohibited by the negative covenants of the Prime Lease.

D. Landlord shall not agree to any amendment to the Prime Lease unless Landlord shall first obtain Tenant's prior written approval thereof, which approval shall not be unreasonably withheld, conditioned or delayed.

E. Except as otherwise provided herein, Tenant shall be entitled to the rights of Landlord, as tenant under the Prime Lease. Without limiting the generality of the foregoing, Landlord hereby grants to Tenant the right to receive all of the services and benefits with respect to the Premises which are to be provided by Prime Landlord under the Prime Lease. Landlord shall have no duty to perform any obligations of Prime Landlord which are, by their nature, the obligation of an owner or manager of real property. For example, Landlord shall not be required to provide the services or repairs, if any, which the Prime Landlord is required to provide under the Prime Lease. Landlord shall have no responsibility for or be liable to Tenant for any default, failure or delay on the part of Prime Landlord in the performance or observance by Prime Landlord of any of its obligations under the Prime Lease, nor shall such default by Prime Landlord affect this Sublease or waive or defer the performance of any of Tenant's obligations hereunder except to the extent that such default by Prime Landlord excuses performance by Landlord, under the Prime Lease. Notwithstanding the foregoing, the parties contemplate that Prime Landlord shall, in fact, provide the services and benefits and perform its obligations under the Prime Lease and in the event of any default or failure of such provision or performance by Prime Landlord, Landlord agrees that it will, upon notice from Tenant, make demand upon, deliver notices to and request consents or approvals from Prime Landlord to provide such services or benefits and perform its obligations under the Prime Lease and, provided that Tenant specifically agrees to pay all reasonable costs and expenses of Landlord and provides Landlord with security reasonably satisfactory to Landlord to pay such costs and expenses, Landlord will take appropriate legal action to enforce the Prime Lease.

F. Tenant shall have the right to exercise all renewal rights granted to Landlord under the Prime Lease.

G. Landlord shall cooperate with Tenant to cause Prime Landlord to provide services required by Tenant in addition to those otherwise required to be provided by Prime Landlord under the Prime Lease. Tenant shall pay Prime Landlord's charge for such services promptly after having been billed therefor by Prime Landlord or by Landlord.

26. SECURITY DEPOSIT.

A. To secure the faithful performance by Tenant of all the covenants, conditions and agreements in this Sublease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed including, but not by way of limitation, such covenants and agreements in this Sublease which become applicable upon the termination of



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the same by re-entry or otherwise, Tenant shall deposit with Landlord the
Security Deposit as specified in Section 1(N) on the understanding that: (a) the Security Deposit or any portion thereof not previously applied, or from time to time, such one or more portions thereof, may be applied to the curing of any default that may then exist, without prejudice to any other remedy or remedies which Landlord may have on account thereof, and upon such application Tenant shall pay Landlord on demand the amount so applied which shall be added to the Security Deposit so the same may be restored to its original amount; (b) should the Prime Lease be assigned by Landlord, the Security Deposit or any portion thereof not previously applied may be turned over to Landlord's assignee and if the same be turned over as aforesaid, Tenant hereby releases Landlord from any and all liability with respect to the Security Deposit and/or its application or return; (c) if permitted by law, Landlord or its successor shall not be obligated to hold the Security Deposit as a separate fund, but on the contrary may commingle the same with its other funds; (d) if Tenant shall faithfully fulfill, keep, perform and observe all of the covenants, conditions and agreements in this Sublease set forth and contained on the part of Tenant to be fulfilled, kept, performed and observed, the sum deposited or the portion thereof not previously applied, shall be returned to Tenant without interest no later than thirty (30) days after the expiration of the Term of this Sublease or any renewal or extension thereof, provided Tenant has vacated the Premises and surrendered possession thereof to Landlord at the expiration of the Term or any extension or renewal thereof as provided herein; (e) in the event that Landlord terminates this Sublease or Tenant's right to possession by reason of an Event of Default by Tenant, Landlord may apply the Security Deposit against damages suffered to the date of such termination and/or may retain the Security Deposit to apply against such damages as may be suffered or shall accrue thereafter by reason of Tenant's default; and (f) in the event any bankruptcy, insolvency, reorganization or other creditor-debtor proceedings shall be instituted by or against Tenant, or its successors or assigns, the Security Deposit shall be deemed to be applied first to the payment of any Rent due Landlord for all periods prior to the institution of such proceedings, and the balance, if any, of the Security Deposit may be retained or paid to Landlord in partial liquidation of Landlord's damages.

B. Notwithstanding the above, Tenant shall have the right to post a letter of credit in place of the cash security deposit required in Section 26(A) of this Sublease in the same manner as Landlord has the right to post a letter of credit rather than cash security pursuant to Section 39(c) of the Prime Lease. In addition, Tenant shall have the obligation to post a letter of credit as additional security for this Sublease in the same manner as Landlord is obligated to post additional security for the Prime Lease pursuant to Section 39(b) of the Prime Lease (except that the test shall be the Moody's and/or Standard & Poors rating of TriMas Company, LLC, the guarantor, rather than Landlord).

27. PRIME LANDLORD'S CONSENT. The parties acknowledge that, pursuant to Section 13(d) of the Prime Lease, Prime Landlord's consent to this Sublease is not required.

28. BROKERAGE. Each party warrants to the other that it has had no dealings with any broker or agent in connection with this Sublease.

29. FORCE MAJEURE. Neither Landlord nor Tenant shall be deemed in default with respect to any of the terms, covenants and conditions of this Sublease if such parties failure to timely perform same is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, shortages, accidents, casualties, acts of God, or any other cause beyond the reasonable control of such party.

30. TRIMAS GUARANTEE. As a condition to Landlord entering into the Sublease, Tenant shall obtain the unconditional guarantee of this Sublease by TriMas Company LLC in the form attached hereto as Annex 2.

31. CERTIFICATES. Each party shall, without charge, at any time and from time to time hereafter, within ten (10) days after written request of the other party, certify to the best of its knowledge by written instrument duly executed and acknowledged to any mortgagee or purchaser, or proposed mortgagee or proposed purchaser, of any other person, firm or corporation specified in such request:
(a) as to whether this Sublease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment; (b) as to the validity and force and effect of this Sublease, in accordance with its tenor as then continued; (c) as to the existence of any default there-under; (d) as to the existence of any offsets, counterclaims or defenses hereto on the part of such other party; (e) as to the commencement and expiration dates of the Term hereof and (f) as to any other matters as may reasonably be so requested. Any such certificate may be relied upon by the party requesting it and any other person, firm or corporation to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party executing same.

32. MISCELLANEOUS. The laws of the State of Michigan shall govern the validity, performance, and enforcement of this Sublease. The invalidity or unenforceability of any provision of this Sublease shall not affect or impair any other provision of this Sublease or the Sublease itself. The submission of this document for examination does not constitute an offer to lease, or a reservation of or option for the Premises, and becomes effective only upon execution and delivery thereof by Landlord and Tenant. All negotiations, considerations, representations, and understandings between the parties are incorporated herein and may be modified or altered only by agreement in writing between the parties. This Sublease shall not be recorded. A memorandum of lease describing the property, giving the commencement date and term of this Sublease and renewal rights, and referring to this Sublease, may be executed and may be recorded by either party. The agreements, terms, covenants, and conditions herein shall bind and inure to the benefit of Landlord and Tenant and their respective successors and, except as otherwise provided herein, their assigns.

The parties have executed this Sublease the day and year first above written.

                              LANDLORD:
                              METALDYNE COMPANY LLC

                              By:  /s/ Karen A. Radtke
                                 -------------------------------------
                              Printed Name:     Karen A. Radtke
                              Its:   Vice President and Treasurer


                              TENANT:
                              FITTINGS PRODUCTS CO., LLC

                              By:  /s/  Todd R. Peters
                                 -------------------------------------
                              Printed Name:     Todd R. Peters
                              Its:   Executive Vice President & CFO

STATE OF MICHIGAN                   )
                                    )  ss.
COUNTY OF WAYNE                     )

                  The foregoing instrument was acknowledged before me this 9th day of May, 2003 by Karen Radtke, the Vice President and Treasurer of METALDYNE COMPANY LLC, a Delaware limited liability company, on behalf of said limited liability company.


                                            /s/ Annette Nealy
                                            -----------------------------
                                            Notary Public, State of


                                            Printed Name:   Annette Nealy

Commission Expires:
  Feb. 16, 2006
 --------------------------




STATE OF MICHIGAN )




                                    )  ss.
COUNTY OF OAKLAND                   )

                  The foregoing instrument was acknowledged before me this 9th day of May, 2003 by Todd R. Peters, the Executive Vice President of FITTINGS PRODUCTS CO., LLC, a Delaware limited liability company, on behalf of said company.


                                           /s/ Tamera L. Pope
                                           -----------------------------
                                           Notary Public, State of Michigan


                                           Printed Name:  Tamera L. Pope
                                                          --------------

Commission Expires:
  Oct. 16, 2005
 -----------------------

                                     ANNEX 1


                  Property situated in City of Livonia, County of Wayne, State of Michigan described as:

                  That part of the Northeast 1/4 of Section 25, Town 1 South, Range 9 East, city of Livonia, Wayne County, Michigan, described as beginning at a point on the East line of said Section distant South 0 degrees 26 minutes 50 seconds East 820.0 feet from the Northeast corner of Section 25 and proceeding thence South 0 degrees 26 minutes 50 seconds East along said East line, 500.0 feet; thence North 89 degrees 52 minutes 20 seconds West 494.56 feet; thence North 0 degrees 20 minutes 47 seconds West 499.99 feet calculated and measured (North 0 degrees 20 minutes 49 seconds West 500.0 feet recorded;) thence South 89 degrees 52 minutes 20 seconds East 493.68 feet to the point of beginning. EXCEPT the East 60 feet thereof, which was deeded to the Wayne County Board of Road Commissioners.

                  Commonly known as 12955 Inkster

                  Tax Item No. 097-99-0006-000

                                     ANNEX 2


                                    GUARANTY


                  The undersigned, TRIMAS COMPANY LLC, a Delaware limited liability company ("GUARANTOR"), whose address is 39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan 48304, in consideration of the leasing of the leased Premises described in that certain sublease (the "SUBLEASE") of even date herewith between METALDYNE COMPANY LLC ("LANDLORD") and FITTINGS PRODUCTS CO., LLC ("TENANT"), does hereby covenant and agree as follows:

A. The undersigned does hereby guarantee the full, faithful and timely payment and performance by Tenant of all of the payments, covenants and other obligations of Tenant under or pursuant to the Sublease. If Tenant shall default at any time in the payment of any rent or any other sums, costs or charges whatsoever, or in the performance of any of the other covenants and obligations of Tenant, under or pursuant to the Sublease, then the undersigned, at its expense, shall on demand of Landlord fully and promptly pay all rent, sums, costs and charges to be paid by Tenant, and perform all of the other covenants and obligations to be performed by Tenant, under or pursuant to the Sublease and, in addition, shall, on Landlord's demand, pay to Landlord any and all sums due to Landlord, including all interest on past due obligations of Tenant and costs advanced by Landlord, that may arise in consequence of Tenant's default.

B. A separate action or actions may, at Landlord's option, be brought and prosecuted against the undersigned, whether or not any action is first or subsequently brought against Tenant, or whether or not Tenant is joined in any such action, and the undersigned may be joined in any action or proceeding commenced by Landlord against Tenant arising out of, in connection with or based upon the Sublease.

C. Subject to the provisions of the immediately following paragraph, this Guaranty shall remain and continue in full force and effect and shall not be discharged in whole or in part notwithstanding (whether prior or subsequent to the execution hereof) any alteration, renewal, extension, modification, amendment or assignment of, or subletting, concession, franchising, licensing or permitting under, the Sublease. The undersigned agrees that the liability of the undersigned hereunder shall be based upon the obligations of Tenant set forth in the Sublease as the same may be altered, renewed, extended, modified, amended or assigned.

D. This Guaranty shall remain in full force and effect notwithstanding the institution by or against Tenant, of bankruptcy, reorganization, readjustment, receivership or insolvency proceedings of any nature, or the disaffirmance of the Sublease in any such proceedings or otherwise.

E. Neuter terms should also refer, where applicable, to the feminine gender and the masculine gender; the singular reference shall also include the plural of any word if the context so requires.

F. This Guaranty shall be applicable to and binding upon the heirs, executors, administrators, representatives, successors and assigns of Landlord, Tenant and the undersigned.

G. The execution of this Guaranty prior to execution of the Sublease shall not invalidate this Guaranty or lessen the obligations of Guarantor hereunder.

H. This Guaranty is made pursuant to, and shall be interpreted and applied in accordance with, the laws of the State of Michigan. Any legal action or proceeding with respect to this Guaranty may be brought in the Courts of the State of Michigan, or the District Court of the United States of America for the Eastern District of Michigan, and, by execution and delivery of this Guaranty, the Guarantor hereby irrevocably accepts for itself the jurisdiction of the aforesaid courts. The Guarantor hereby irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered mail, return receipt requested, to the Guarantor at the addresses provided herein, such service to become effective 30 days after such mailing, or such earlier time as may be provided by applicable law. The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

I. Landlord's address is 47603 Halyard Drive, Plymouth, Michigan 48170 and Tenant's address is 39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan 48170.

J. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                  IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the 8th day of May, 2003.

                                      TRIMAS COMPANY LLC
                                      a Delaware limited liability company
                                      By:    /s/ Todd R. Peters
                                             -----------------------------------
                                             Name: Todd R. Peters
                                             Title: Executive Vice President and
                                                    CFO
Agreed and Accepted by:

METALDYNE COMPANY LLC, a DELAWARE limited liability
company
By:   /s/ Karen A. Radtke
      ----------------------------------
      Name:  Karen A. Radtke
      Title:  Vice President and Treasurer

                                 ACKNOWLEDGMENT

STATE OF MICHIGAN )
                                    )  ss.:
COUNTY OF         OAKLAND    )

                  On this 8th day of May, 2003, before me personally appeared Todd R. Peters, to me personally known, who, being duly sworn, did say that he is the Executive Vice President and CFO of Trimas Company LLC, a Delaware limited liability company, the limited liability company named in and which executed the within instrument, and that said instrument was signed and sealed in behalf of said limited liability company.


                                          /s/ Tamera L. Pope
                                          ------------------
                                          Notary Public
                                          Oakland County, MICHIGAN
                                          My Commission expires: Oct. 16, 2005
                                                                 -------------
STATE OF MICHIGAN        )
                                    )  ss.:
COUNTY OF         WAYNE         )

                  On this 8th day of May, 2003, before me personally appeared Karen A. Radtke, to me personally known, who, being duly sworn, did say that she is the Vice President and Treasurer of Metaldyne Company LLC, a Delaware limited liability company, the limited liability company named in and which executed the within instrument, and that said instrument was signed and sealed in behalf of said limited liability company.

   /s/ Annette Nealy
   -----------------
Notary Public
                        County, Wayne
My Commission expires: Feb. 16, 2006
                       -------------